Trading Plan
                                (SEC Rule 10b5-1)


     This Trading Plan is entered into as of February 27, 2003 among Steven R. Mills (the "Client") and Wachovia Securities (the "Broker").

     WHEREAS,  the  Client  wishes to  establish  this  Trading  Plan to sell or purchase  shares of common  stock,  no par value  per share  (the  "Stock"),  of
Humboldt Bancorp (the "Issuer") from Account   maintained with the
Broker (the "Account"), in accordance with the requirements of SEC Rule 10b5-1.

     NOW, THEREFORE, the Client and the Broker agree as follows:

     1. The Client hereby irrevocably instructs the Broker to effect sales or purchases of shares of Stock of the Issuer from the Account in accordance with the attached Appendix A to Trading Plan ("Appendix A"). If the Client specifies a date for trading which is a weekend or holiday, the trade will not take place until after the opening of regular market trading hours on the next trading day.

     2. This Trading Plan is effective as of the date hereof and terminates upon the earlier of: (1) execution of the trades or expiration of the order relating to such trades as specified in Appendix A; or (2) six months from the date hereof.

     3. The Client represents and warrants that as of the date of this Trading Plan, the Client is not aware of any material nonpublic information concerning the Issuer or any securities of the Issuer (including the Stock) and is entering into this Trading Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Client intends that this Trading Plan comply with the requirements of SEC Rule 10b5-1(c)(1).

     4. If the shares of Stock of the Issuer are "restricted securities" and/or the Client may be deemed an "affiliate" of the Issuer, as such terms are defined in Rule 144 of the Securities Act of 1933, the Client will provide the Broker with five executed copies of Form 144, which the Broker will complete and file on behalf of the Client. The Client understands and agrees that such Form 144 shall specify (a) that the trades are being effected in accordance with a Trading Plan intended to comply with Rule 10b5-1, (b) the date the Trading Plan was entered into, and (c) a statement that the representation regarding the Client's knowledge of material information is deemed to be made as of the date the Client entered into the Trading Plan. The Client agrees to notify the Broker immediately if there is any change in the Client's employment or "affiliate" status.

     5. The Client represents and warrants that the Client is currently permitted to sell or purchase Stock in accordance with the Issuer's insider trading policies and has obtained the approval of the Issuer's counsel to enter into this Trading Plan and that there are no contractual, regulatory or other restrictions applicable to the trades contemplated under this Trading Plan that would interfere with the Broker's ability to execute trades and effect delivery and settlement of such trades on behalf of the Client, other than restrictions with respect to which the Client has obtained all required consents, approvals and waivers. The Client shall notify the Broker immediately in the event that any of the above statements become inaccurate prior to the termination of this Trading Plan.

     6. The Client understands that the Broker may not be able to effect a trade, in whole or in part, due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance. The Client also understands that the Broker may be unable to effect the trade consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to reach and sustain a limit order price, or other market factors in effect on the trade date specified in Appendix A.

The Broker agrees that if the Issuer enters into a transaction that results, in the Issuer's good faith determination, in the imposition of trading restrictions on the Client, such as a pooling-of-interests transaction or stock offering requiring an affiliate lock-up and if the Issuer and the Client shall provide the Broker written notice, signed by the Issuer and the Client confirmed by telephone, of such trading restrictions (Attn: ____________, Fax:
______________; Tel: ___________), at least three days prior to the date of the remaining trade(s) specified in Appendix A, then the Broker will stop effecting trades under this Trading Plan until notified in writing by the Issuer and the Client that such restrictions have terminated.

As soon as reasonably practicable after the cessation or termination of such market disruption, applicable restriction or other event or circumstance, the Broker shall resume effecting trades in accordance with the express provisions of this Trading Plan which are then applicable. Trades that are not executed as the result of any such event or circumstance shall not be deemed to be a part of this Trading Plan.

     7. This Trading Plan supersedes and replaces any prior instructions under SEC Rule 10b5-1 from the Client to the Broker with respect to the sale or purchase of shares from the Account.

     8. This Trading Plan shall be governed by and construed in accordance with the laws of the state of California.

     IN WITNESS WHEREOF, the parties hereto have signed this Trading Plan as of the date hereof.

Steven R. Mills                                Wachovia Securitities
---------------                                ---------------------
Name of Client                                 Name of Broker

By:  /s/ Steven R. Mills                       By: /s/ Charles Michael Ankrim
     -------------------------------               -----------------------------
Name:  Steven R. Mills                             Name: Charles Michael Ankrim,
       --------------------                              -----------------------
Title:                                            Title: Senior Vice President
       --------------------


ACKNOWLEDGED:
Humboldt Bancorp

By:  /s/  Patrick J. Rusnak
     ----------------------
Name:   Patrick J. Rusnak
Title:  Chief Financial Officer






















                           Appendix A to Trading Plan
                                (SEC Rule 10b5-1)
           [Instructions for Sale or Purchase of Stock of the Issuer]

Client Information: (check applicable boxes)

a) [X] I am    [ ] I am not an officer, director or 10% owner of  the Issuer.
b) [X] I have  [ ] I have not been notified by Issuer that  I may be  deemed  an
                   "affiliate," as defined in Rule 144 of the Securities Act of 1933.


                          LONG SHARES HELD ON DEPOSIT:



                       Original         Nature            Date                 Specify
Buy     Number         Purchase           of               of                Market Order
or        of             Date         Acquisition         Sale/                   or
Sell    Shares     (for Sales only)   (for Sales only)   Purchase              Limit Price
----------------------------------------------------------------------------------------------------------------
Buy     3,600            N/A               N/A           Effective           100 shares purchased on the
                                                         2/28/03             second, third and fourth
                                                                             Fridays of each month at a
                                                                             price not to exceed $15.00 per
                                                                             share. If no shares are
                                                                             purchased on a given Friday
                                                                             because the price limit is
                                                                             exceeded, the 100 shares will
                                                                             carry forward and be aggregated
                                                                             with the share purchase for the
                                                                             next Friday
----------------------------------------------------------------------------------------------------------------
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


                EMPLOYEE STOCK OPTION SHARES (EXERCISE AND SELL):




                                                                             Specify
Option                                                                    Market Order or
Type                        Number of   Number of                           Limit Price
(NQ or    Grant  Exercise   Shares to   Shares to   Date of        (if Limit Price indicate Day
ISO)      Date    Price     Exercise     Be Sold     Sale             or "Good Until Cancel")
----------------------------------------------------------------------------------------------------------------
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----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


o Share amounts listed shall be increased or decreased to reflect stock splits or other similar changes in the Issuer's capitalization that may occur prior to execution of the trades.

o All market orders are day orders only on a "not held" basis.

o Limit price orders are at the limit price or better, beginning at the opening of regular market trading hours on the specified trade date and expiring at the close of regular market trading hours on the trade date, unless "Good Until Cancel" orders.

o "Good Until Cancel" orders are valid for 60 days and will be automatically canceled 60 calendar days from the date of the order, or the next trading day if the 60th day falls on a weekend or holiday, at the close of regular market trading hours.

o If any employee stock option expiration date is prior to the expiration of the "Good Until Cancel" order, the order and the corresponding exercise instructions are automatically canceled on the employee stock option expiration date.

o For employee stock options, if you specify market order and the market price on the exercise date does not exceed the exercise price of the options, the order is automatically canceled.

Steven R. Mills                          Charles M. Ankrim-Wachovia Securitities
---------------                          ---------------------------------------
Name of Client                           Name of Broker

By: /s/ Steven R. Mills                  By: /s/ Charles Michael Ankrim
    -------------------                      --------------------------
Name: Steven R. Mills                    Name: Charles Michael Ankrim,
      --------------------                     ----------------------
Title:                                   Title:  Senior Vice President
      --------------------

ACKNOWLEDGED:
Humboldt Bancorp

By:    /s/  Patrick J. Rusnak
       ------------------------
Name:  Patrick J. Rusnak
       ------------------------
Title: Chief Financial Officer
       ------------------------